Accrued expenses (Details) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025
Accrued expenses
Operating expenses	$ 9,565	$ 5,456
Interest expenses	4,447	4,834
EU ETS	6,038	6,805
Other expenses	6,546	1,333
Total accrued expenses	$ 26,596	$ 18,428